Exhibit 99.18


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION

In re                                                )

CARDIAC CONTROL SYSTEMS, INC.,                       )  Case No.:   99-06852-3P1

                           Debtor.                   )

                                                     )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                    FEBRUARY 1, 2001 THROUGH FEBRUARY 28, 2001
                    ------------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period February 1, 2001 through February 28, 2001.

                                     STUTSMAN & THAMES, P.A.

                                     By        /s/ Nina M. LaFleur
                                        ----------------------------------------
                                               Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for February, 2001 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620, Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 22 day of March, 2001.

                                                /s/ Nina M. LaFleur
                                                --------------------------------
                                                Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                           CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.              JUDGE GEORGE L. PROCTOR

DEBTOR                                     CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM February 1 2001 TO February 28 2001

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.




                                              ----------------------------------
                                              Stutsman & Thames PA
                                              Attorney for Debtor

Debtor's Address                              Attorney's Address
                                              and Phone Number
PO Box 353339,
PALM COAST FL 32135-3339                      121 West Forsyth Street, Suite 600
386-445-5476                                  Jacksonville FL  32202
                                              904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc           Case Number 99-06852-3P1

     Reporting Period beginning February 1, 2001 and ending February 28, 2001

Date of Petition September 3, 1999

                                                                                                       CUMULATIVE
                                                                        CURRENT MONTH               PETITION TO DATE
                                                                        -------------               ----------------
1.      CASH AT BEGINNING OF PERIOD                                         $2,760.89                        $963.56
                                                                 ------------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales                                                                                 $8,968.00
                 Less: Cash Discount re Shree LOC                                                         ($1,500.00)
            B.  Collection on Postpetition A/R                                                             $7,405.05
            C.  Collection on Prepetition A/R                                                             $84,451.11
            D.  Other Receipts (List attached)                              $5,000.00                  $1,316,322.72
                                                                 -----------------------------------------------------
3.      TOTAL RECEIPTS                                                      $5,000.00                  $1,415,646.88
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                 $7,760.89                  $1,416,610.44
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------

5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                  $7,500.00
            B.  Net Payroll                                                                               $23,528.70
            C.  Payroll Taxes Paid                                                                            $20.53
            D.  Sales and Use taxes
            E.  Other Taxes                                                 $1,620.00                    $108,993.08
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone                                                                                  $4,416.55
            I.  Utilities                                                                                  $9,750.95
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies                                                                              $184.50
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.  Payments to Secured Creditors                               $5,000.00                  $1,143,295.68
            T.  Other Operating Expenses (List Attached)                      $985.01                    $113,245.00
                                                                 -----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                            $7,605.01                  $1,416,454.56
                                                                 -----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                 $155.88                        $155.88
                                                                 =====================================================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This thirteenth day of March, 2001
                                                              /s/ W. Alan Walton
                                                              ------------------
                                                              W. Alan Walton
           Reconciliation
           Petty Cash Balance
           Bank of America DIP A/C Balance                         $155.88
                                                                ----------------
           Ending Cash Balance Line 7                              $155.88
                                                                ================


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc.      Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001

A.       Cash Sales                                                       ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------

Date                         Payor                    Reason                        Petty Cash           Bank of        TOTAL
----                         -----                    ------                        ----------           -------        -----
                                                                                                       America DIP
                                                                                                       -----------
                                                                          ----------------------------------------------------------
                                                                                       $0.00              $0.00         $0.00
                                                                          ----------------------------------------------------------

B.       Collection on Postpetition A/R                                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------


Date                         Payor                                           Coast Business Credit       Bank of        TOTAL
----                         -----                                           ---------------------       -------        -----
                                                                                                       America DIP
                                                                                                       -----------

                                                                          ----------------------------------------------------------
                                                                                       $0.00              $0.00         $0.00
                                                                          ----------------------------------------------------------

C.       Collection on Prepetition A/R


Date                         Payor                                           Coast Business Credit       Bank of        TOTAL
----                         -----                                           ---------------------       -------        -----
                                                                                                       America DIP
                                                                                                       -----------
                                                                          ----------------------------------------------------------
                                                                                       $0.00              $0.00         $0.00
                                                                          ----------------------------------------------------------

D.       Other Receipts

Date                         Payor                    Reason                        Petty Cash           Bank of         TOTAL
----                         -----                    ------                        ----------           -------         -----
                                                                                                       America DIP
                                                                                                       -----------

                                               Sale of Intellectual
16-Feb-01           Shree Pacetronix Ltd.     Property re Integrated               $5,000.00
                                                 Circuit Design           ----------------------------------------------------------

                                                  Shree Remittance
16-Feb-01       Paid to Coast Business Credit     deposited with Coast            ($5,000.00)
                                                  Business Credit         ----------------------------------------------------------
                                                                                       $0.00              $0.00          $0.00

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001

       Date                   Payee                                         Purpose                                   Payment
       ----                   -----                                         -------                                   -------
     7-Feb-01       Sun Trust Bank                Transfer Agent's Fee Bill, December 2000                              $447.50

    12-Feb-01       Sun Trust Bank                Transfer Agent's Fee Bill, January 2001                               $447.50

    14-Feb-01       The Depository                Security Position Listing re Sale of Shell                             $75.00
                    Trust Company                                                                                  ------------

    28-Feb-01       Bank of America               Service Charge                                                         $15.00
                                                                                                                   ------------
                                                                                                                        $985.01
                                                                                                                   ============
                                                  5.  R.   Repairs and Maintenance
Bank of America
---------------                                                                                                    ------------
                                                                                                                          $0.00
                                                                                                                   ============

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

 Name of Debtor:  Cardiac Control Systems, Inc.         Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                                     $225,115.40
                                                                                                                         ===========

ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                  Beginning of Month Balance                                                                             $133,486.29
         PLUS:  Current Month New Billings                                                                                     $0.00
         LESS:  Collections During Month                                                                                       $0.00
                                                                                                                         -----------
                  End of Month Balance                                                                                   $133,486.29
                                                                                                                         ===========


AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total
       $ 0.00                                                                                                         $ 0.00

------------------------------------------------------------------------------------------------------------------------------------
                                                               Billings this month
        Date                     Name                                                                                 Amount


                                                                                                                         -----------
Monthly Total                                                                                                                 $ 0.00
                                                                                                                         ===========

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.



 Date Incurred       Days                Vendor                            Description               Detailed           Sub-Total
 -------------       -----               ------                            -----------               --------           ---------
                  Outstanding                                                                          Amount           Per Creditor
                  -----------                                                                         ------           ------------

   23-Nov-99          435       Cobb, Cole & Bell             Post-petition Legal work                  $656.25         $656.25

                                                                                                      ------------------------------
                                                                                                        $656.25         $656.25

                                                                                                      ==============================

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001


                                INVENTORY REPORT
                                ----------------

    INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                       ====================

    INVENTORY RECONCILIATION:

             Inventory Purchased During Month                                                                        $0.00
             Inventory Balance at Beginning of Month                                                               $800.00
             Inventory Used or Sold                                                                                  $0.00
                                                                                                       --------------------
             Inventory Balance on Hand at End of Month                                                             $800.00
                                                                                                       ====================


    METHOD OF COSTING INVENTORY
             Estimated realizable value for finished products, nil value for raw materials etc.



                               FIXED ASSET REPORT
                               ------------------

    FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                  $0.00
                                                                                                       ====================


    (Includes Property, Plant and Equipment)



    -----------------------------------------------------------------------------------------------------------------------


    FIXED ASSETS RECONCILIATION:

    Fixed Asset Book Value at beginning of Month                                                                     $0.00
             LESS:  Depreciation Expense                                                                             $0.00
             LESS:  Disposals                                                                                        $0.00
             PLUS:  New Purchases                                                                                    $0.00
                                                                                                      --------------------
    Ending Monthly Balance                                                                                           $0.00
                                                                                                       ====================


     BRIEF  DESCRIPTION OF FIXED ASSETS  PURCHASED OR DISPOSED OF FUNDING DURING
     THE REPORTING PERIOD:                                                           Proceeds        Estimated Disposal Value

                                                                                                       --------------------
                                                                                                                     $0.00
                                                                                                       ====================

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America                     BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

                                       Beginning Balance                                             $2,760.89
                                       Total of Deposits Made                                            $0.00
                                       Total Amounts of Checks Written                               $2,590.00
                                                                                              ------------------

                     28-Feb-01         Service Charges                                                  $15.01
                                                                                              ------------------
                                       Closing Balance                                                 $155.88
                                                                                              ==================
                                       Number of Last Check Written This Period                           1077
                                       Number of First Check Written This Period                          1074
                                       Total Number of Checks Written This Period                            4


                               INVESTMENT ACCOUNTS

               Type of Negotiable
                    Instrument                Face Value
               ------------------             ----------

                       NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account


                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

       Date        Check Number    Payee                                  Purpose                                          Amount
       ----        ------------    -----                                  -------                                          ------
      7-Feb-01          1074       Delaware Secretary of State            Franchise Tax 2000 plus Filing Fee               $1,620.00

      7-Feb-01          1075       Sun Trust Bank                         Transfer Agent's Fee Bill, December 2000         $  447.50

     12-Feb-01          1076       Sun Trust Bank                         Transfer Agent's Fee Bill, January 2001          $  447.50

     14-Feb-01          1077       The Depository Trust Company           Security Position Listing re Sale of Shell           75.00
                                                                                                                           ---------
                                                                                                                           $2,590.00
                                                                                                                           =========

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:  Cardiac Control Systems, Inc.        Case Number   99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.


                  Date                      Payee                      Description               Amount
                  ----                      -----                      -----------               ------

                  7-Feb-01            Delaware Secretary of State      Franchise Tax 2000        $1,620.00
                                                                       and Filing Fee
                                                                                                 ----------
                                                                                                  $1,620.00
                                                                                                 ----------


--------------------------------------------------------------------------------


                               TAXES OWED AND DUE
                               ------------------

        Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return
                       filed August 2, 1999, Period 1998.


         Name of Taxing             Date Payment Due          Description                        Amount
         Authority


                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning February 1, 2001 and ending February 28, 2001

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid


         W. Alan Walton                              Vice President and COO

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                                                         Full Time           Part Time
        Number of Employees at beginning of period                                           0                   1
        Number hired during the period                                                       0                   0
        Number terminated or resigned during period                                          0                   0


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------


List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                                                                 Date Premium
  Carrier       Agent and Phone Number    Expiration Date             Due
  -------       ----------------------    ---------------        ------------

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------



The following significant events occurred during the reporting period January 1, 2001 through January 31, 2001.

1. Agreement was reached with Appro Health Care, Inc. for the sale of the remaining intellectual property, subject to the approval of the Bankruptcy Court at its hearing scheduled for March 13, 2001.